SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2004

CARAUSTAR INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-20646	58-1388387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Joe Jerkins Boulevard

Austell, Georgia 30106-3227

(Address of Principal Executive Offices)

(Zip Code)

(770) 948-3101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 14, 2004, Caraustar Industries, Inc., appointed Charles H. Greiner, Jr. as a new independent member of its board of directors. It is expected that Mr. Greiner will serve on the Compensation and Employee Benefits committee of the board of directors.

Item 9.01 Financial Statements and Exhibits

(c) On October 18, 2004 Caraustar Industries, Inc. issued a press release regarding the appointment of Mr. Greiner. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished in Exhibit 99.1 is not deemed to be “filed” for purposes of section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2004

CARAUSTAR INDUSTRIES, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico
Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Exhibit No.
Press Release issued October 18, 2004	99.1